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				EXHIBIT 23.A


		  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





























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		  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMP Incorporated:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 1994 included or incorporated by reference in AMP Incorporated's Annual Report on Form 10-K for the year ended December 31, 1993.


		    /s/    Arthur Andersen & Co.
		    -----------------------------





Philadelphia, PA
June 24, 1994



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